Exhibit 99.2

AMENDMENT TO AGREEMENT FOR WHOLESALE FINANCING

This Amendment is made to that certain Agreement for Wholesale Financing entered into by and between Enventis Telecom, Inc. (“Dealer”) and GE Commercial Distribution Finance Corporation (“CDF”) on                                           , 2006, as amended (“Agreement”).

FOR VALUE RECEIVED, CDF and Dealer agree as follows:

1.                              The following provision shall amend the Agreement (capitalized terms shall have the same meaning as defined in the Agreement unless otherwise indicated):

“Dealer will forward to CDF by the tenth (10th) day of each month a Collateral Report (as defined below) dated as of the last day of the prior month.  Regardless of the SPP terms pertaining to any Collateral financed by CDF, and notwithstanding any scheduled payments made by Dealer after the Determination Date (as defined below) or anything contained in the Agreement to the contrary, if CDF determines, after reviewing the Collateral Report, after conducting an inspection of the Collateral or otherwise, that (i) the total current outstanding indebtedness owed by Dealer to CDF as of the date of the Collateral Report, inspection or any other date on which a paydown is otherwise required hereunder, as applicable (the “Determination Date”), exceeds (ii) the Collateral Liquidation Value (as defined below) as of the Determination Date by more than One Million Dollars ($1,000,000.00), Dealer will immediately upon demand pay CDF the amount by which Dealer’s total current outstanding indebtedness owed to CDF as of the Determination Date, exceeds the Collateral Liquidation Value as of the Determination Date by more than One Million Dollars ($1,000,000.00).

The term “Collateral Report” is defined herein to mean a report compiled by Dealer specifying the total outstanding balance owed to Dealer on Dealer’s Eligible Accounts (as defined below) as of the date of such Report: to the extent CDF has a first priority, fully perfected security interest therein.

The term “Eligible Accounts” is defined herein to include all of Dealer’s accounts receivable except for:  (a) accounts created from the sale of goods and services on non-standard terms and/or that allow for payment to be made more than thirty (30) days from the date of sale; (b) accounts unpaid more than ninety (90) days from date of invoice; (c) all accounts of any obligor with fifty percent (50%) or more of the outstanding balance unpaid for more than ninety (90) days from the date of invoice; (d) accounts which the obligor is an officer, director, shareholder, partner, member, owner, employee, agent, parent, subsidiary, affiliate of, or is related or has common shareholders, officers, directors, owners, partners or members; (e) consignment sales; (f) accounts for which the payment is or may be conditional; (g) accounts for which the obligor is not a commercial or institutional entity or is not a resident of the United States or Canada; (h) accounts with respect to which any warranty or representation provided herein is not true and correct; (i) accounts which represent goods or services purchased for a personal, family or household purpose; (j) accounts which represent goods used for demonstration purposes or loaned by Dealer to another party; (k) accounts which are progress payment, barter or contra accounts; (l) accounts which are discounts, rebates, bonuses or credits for returned goods owed to Dealer by any third party; (m) accounts which are being financed by CDF pursuant to a Business Financing Agreement or other comparable document between Dealer and CDF; and (n) any and all other accounts which CDF deems to be ineligible.  CDF may, without notice to Dealer and at any time or times hereafter, verify the validity, amount or any other matter relating to any account by mail, telephone, or other means, in the name of Dealer or CDF.

The term “Collateral Liquidation Value” is defined herein to mean Eighty Percent (80%) of the total outstanding balance of Dealer’s Eligible Accounts as of the date of the Collateral Report and to the extent CDF has a first priority, fully perfected security interest therein.

If Dealer from time to time is required to make immediate payment to CDF of any past due obligation discovered during any Collateral review, upon review of a Collateral Report or at any other time, Dealer agrees that acceptance of such payment by CDF shall not be construed to have waived or amended the terms of its financing program.”

2.                              Dealer agrees to cause its parent, Hickory Tech Corporation, guarantor of Dealer’s obligations to CDF (“Guarantor”), to provide CDF with:

(i)             a copy of each of Guarantor’s quarterly compliance certificates delivered by Guarantor to Wachovia Bank, National Association (Wachovia Bank, National Association, as Administrative Agent, and any successor administrative agent agenting the Guarantor Credit Agreement, as defined below, is referred to herein as the “Agent”), promptly upon such delivery to the Agent; and

(ii)          any notice of default delivered by either Guarantor or the Agent or the Guarantor Lenders, as defined below, to the other, promptly upon such delivery by either Guarantor or the Agent or the Guarantor Lenders to the other.

Dealer agrees that in addition to the events of default set forth in the Agreement, Dealer will be in default to CDF under the Agreement in the event:

(a)          Guarantor fails to deliver any such compliance certificate or notice of default to CDF as and when required above;

(b)         any Default or Event of Default occurs under Guarantor’s Third Amended and Restated Credit Agreement between Guarantor and Agent and the other lenders thereto (together with Agent, the “Guarantor Lenders”) dated December 30, 2005, as such credit agreement exists as of the date hereof (the “Guarantor Credit Agreement”), without giving effect to any waiver or forbearance regarding any such Default or Event of Default which may be given by Agent or the Guarantor Lenders or any amendment to the Guarantor Credit Agreement which has the effect of causing such Default or Event of Default to not occur; or

(c)          Guarantor fails to at all times maintain excess loan availability of at least One Million Dollars ($1,000,000.00) under the Guarantor Credit Agreement.

3.                              Section 12(f) of the Agreement is hereby amended in its entirety to read as follows:

“(f) Dealer or any Guarantor is or becomes in default in the payment of any debt owed to any third party in excess of $25,000 for Dealer or $250,000 for Guarantor, or Dealer is or becomes in default under any loan agreement;”

4.                              Section 16 of the Agreement is hereby amended in its entirety to read as follows:

“Information.  CDF may provide to any third party any standard credit information on Dealer that CDF may at any time possess in response to a request for a credit rating, and any other information on Dealer that CDF may from time to time possess if required by law, provided, however, that nothing herein will prevent CDF from disclosing any information regarding Dealer:  (i) to any affiliates of CDF; (ii) to any Vendor; and (iii) in connection with a securitization of CDF’s assets.  CDF may obtain from any Vendor any credit, financial or other information regarding Dealer that such Vendor may at any time possess.”

5.                              Section 18 of the Agreement is hereby amended in its entirety to read as follows:

“Binding Effect.  Dealer cannot assign its interest in this Agreement without CDF’s prior written consent, which consent, in the case of an assignment to an affiliate of Dealer, shall not be unreasonably withheld, conditioned or delayed.  CDF may assign or participate CDF’s interest, in whole or in part, without Dealer’s consent.  This Agreement will protect and bind CDF’s and Dealer’s respective heirs, representatives, successors and assigns.”

Dealer waives notice of CDF’s acceptance of this Amendment.

All other terms as they appear in the Agreement, to the extent consistent with the foregoing, are hereby ratified and will remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Dealer and CDF have both read this Amendment to Agreement for Wholesale Financing, understand all the terms and provisions hereof and agree to be bound thereby and subject thereto as of this            day of                         , 2006.

ENVENTIS TELECOM, INC.
ATTEST:
By:
Richard T. Henderson
David A. Christensen, Secretary	President

GE COMMERCIAL DISTRIBUTION
FINANCE CORPORATION

By:
David Mintert
Vice President of Operations